Exhibit 99.1

AvidXchange Announces First Quarter 2022 Financial Results

--First quarter 2022 revenue and adjusted EBITDA results driven by solid transaction volume growth and lower expenses

--Raising full year 2022 revenue outlook and lowering projected Adjusted EBITDA losses

Charlotte, N.C. –May 5, 2022 – AvidXchange Holdings, Inc. (Nasdaq: AVDX), a leading provider of accounts payable (AP) automation software and payment solutions for middle market businesses and their suppliers, today announced financial results for the first quarter ended March 31, 2022.

“We are off to a strong start in the first quarter. By any key measure – total transaction growth, revenue growth and lower expenses – our first quarter results were solid, highlighting the strength of our value proposition and our strong execution. Trend-wise, this quarter also marks our third straight quarter of 20%-plus organic revenue growth as we deliver on investment milestones set against our business flywheel and simultaneously capitalize on our leadership in the mid-market B2B accounts payable and payments automation space,” said Michael Praeger, CEO & Co-Founder of AvidXchange.

First Quarter 2022 Financial Highlights:

•
Total revenue was $71.2 million, an increase of 29.0% year-over-year, compared with $55.2 million in the first quarter of 2021.
•
GAAP net loss was $(25.1) million, compared with a GAAP net loss of $(70.0) million in the first quarter of 2021.
•
Non-GAAP net loss was $(14.5) million, compared with a Non-GAAP net loss of $(15.7) million in the first quarter of 2021.
•
GAAP gross profit was $39.1 million, or 54.9% of total revenue, compared with $28.2 million, or 51.0% of revenue in the first quarter of 2021.
•
Non-GAAP gross profit was $44.4 million, or 62.3% of total revenue, compared with $32.7 million, or 59.3% of revenue in the first quarter of 2021.
•
Adjusted EBITDA was $(5.6) million compared with $(6.5) million in the first quarter of 2021.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the tables following the financial statements in this press release. An explanation of these measures is also included below under the heading "Non-GAAP Measures and Other Performance Metrics"

First Quarter 2022 Key Business Metrics and Highlights:

•
Total transactions processed in the first quarter of 2022 was 16.9 million, an increase of 15.6% from 14.6 million in the first quarter of 2021.
•
Total payment volume in the first quarter of 2022 was $15.2 billion, an increase of 40.5% from $10.8 billion in the first quarter of 2021.

•
Transaction yield in the first quarter of 2022 was $4.23, an increase of 11.6% from $3.79 in the first quarter of 2021.

Full Year 2022 Financial Outlook

As of May 5, 2022, AvidXchange anticipates its revised Full Year 2022 revenue and adjusted EBITDA to be in the following ranges (in millions):

	Current FY 2022 Guidance	Previous FY 2022 Guidance
Revenue	$303.0 - $307.0	$296.5 - $301.5
Adjusted EBITDA(1)	$(35.0) - $(39.0)	$(42.0) - $(48.0)

(1)
A reconciliation of adjusted EBITDA to GAAP net loss on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure.

These statements are forward-looking and actual results may differ materially. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

Earnings Teleconference Information

AvidXchange will discuss its first quarter 2022 financial results during a teleconference today, May 5, 2022, at 6:00 PM ET. The call will be broadcast simultaneously via webcast at https://ir.avidxchange.com/. Following the completion of the call, a recorded replay of the webcast will be available on AvidXchange’s website. In addition to the conference call, supplemental information is available on the Investor Relations section of AvidXchange’s website at https://ir.avidxchange.com/.

About AvidXchange™

AvidXchange is a leading provider of accounts payable (“AP”) automation software and payment solutions for middle market businesses and their suppliers. AvidXchange’s software-as-a-service-based, end-to-end software and payment platform digitizes and automates the AP workflows for more than 8,000 businesses and it has made payments to more than 825,000 supplier customers of its buyers over the past five years. To learn more about how AvidXchange is transforming the way companies pay their bills, visit www.AvidXchange.com

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements generally relate to future events or our future financial or operating performance and often contain words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “future,” “likely,” “may,” “should,” “will” and similar words and phrases indicating future results. The information presented in this press release related to our expectations of future performance, including guidance for our revenue and adjusted EBITDA for the full year 2022, statements related to the significance of our strong performance in the first quarter and trend related to organic revenue growth, and other statements that are not purely statements of historical fact, are forward-looking in nature. These forward-looking statements are made on the basis of management’s current expectations, assumptions, estimates and projections and are subject to significant risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. We therefore cannot guarantee future results, performance or achievements.

Factors which could cause actual results or effects to differ materially from those reflected in forward-looking statements include, but are not limited to, the risk factors and other cautionary statements described, from time to time, in AvidXchange’s filings with the Securities and Exchange Commission (“SEC”), including, without limitation, AvidXchange’s Annual Report on Form 10-K and other documents filed with the SEC, which may be obtained on the investor relations section of our website (https://ir.avidxchange.com/) and on the SEC website at www.sec.gov. Any forward-looking statements made by us in this press release are based only on information currently available to us and speak only as of the date they are made, and we assume no obligation to update any of these statements in light of new information, future events or otherwise unless required under the federal securities laws.

Non-GAAP Measures and Other Performance Metrics

To supplement the financial measures presented in our press release and related conference call in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance: Non-GAAP Gross Profit, Adjusted EBITDA, and Non-GAAP Net Loss.

A “non-GAAP financial measure” refers to a numerical measure of our historical or future financial performance or financial position that is included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. We provide certain non-GAAP measures as additional information relating to our operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies.

We have presented Non-GAAP Gross Profit, Adjusted EBITDA, and Non-GAAP Net Loss in this press release. We define Non-GAAP Gross Profit as revenue less cost of revenue excluding the portion of depreciation and amortization and stock-based compensation expense allocated to cost of revenues. We define Adjusted EBITDA as our net loss before depreciation and amortization of property and equipment, amortization of software development costs, amortization of acquired intangible assets, impairment of intangible assets, interest income and expense, income tax expense, stock-based compensation expense, transaction and acquisition-related costs expensed, change in fair value of derivative instrument, non-recurring items not indicative of ongoing operations, and charitable contributions of common stock. We define Non-GAAP Net Loss as net loss before amortization of acquired intangible assets, impairment of intangible assets, stock-based compensation expense, transaction and acquisition-related costs expensed, change in fair value of derivative instrument, non-recurring items not indicative of ongoing operations, provision for income taxes and charitable contributions of common stock.

We believe the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results, and are useful to investors and financial analysts in assessing operating performance.

Investor Contact:

Subhaash Kumar

Skumar1@avidxchange.com

813.760.2309

AvidXchange Holdings, Inc.

Unaudited Consolidated Statements of Operations

(in thousands, except share and per share data)

	Three Months Ended March 31,
	2022	2021
Revenues	$71,203	$55,214
Cost of revenues (exclusive of depreciation and amortization expense)	27,807	22,540
Operating expenses
Sales and marketing	17,239	13,511
Research and development	20,072	13,933
General and administrative	18,688	14,164
Depreciation and amortization	7,718	7,077
Total operating expenses	63,717	48,685
Loss from operations	(20,321)	(16,011)
Other income (expense)
Interest income	220	132
Interest expense	(4,977)	(5,025)
Change in fair value of derivative instrument	-	946
Charge for amending financing advisory engagement letter - related party	-	(50,000)
Other expenses	(4,757)	(53,947)
Loss before income taxes	(25,078)	(69,958)
Income tax expense	69	68
Net loss	$(25,147)	$(70,026)
Accretion of convertible preferred stock	-	(4,602)
Net loss attributable to common stockholders	$(25,147)	$(74,628)
Net loss per share attributable to common stockholders, basic and diluted	$(0.13)	$(1.43)
Weighted average number of common shares used to compute net loss per share attributable to common stockholders, basic and diluted	197,017,555	52,057,532

AvidXchange Holdings, Inc.

Unaudited Consolidated Balance Sheets

(in thousands, except share and per share data)

	As of March 31,	As of December 31,
	2022	2021
Assets
Current assets
Cash and cash equivalents	$294,923	$562,817
Restricted funds held for customers	931,975	1,242,346
Marketable securities	228,655	-
Accounts receivable, net of allowances of $2,349 and $2,283, respectively	34,213	30,965
Supplier advances receivable, net of allowances of $1,199 and $1,105, respectively	12,783	11,520
Prepaid expenses and other current assets	13,839	10,237
Total current assets	1,516,388	1,857,885
Property and equipment, net	105,643	106,227
Operating lease right-of-use assets	5,826	3,278
Deferred customer origination costs, net	27,503	28,276
Goodwill	165,921	165,921
Intangible assets, net	106,031	100,455
Other noncurrent assets and deposits	4,297	4,261
Total assets	$1,931,609	$2,266,303
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$15,505	$17,142
Accrued expenses	51,492	56,082
Payment service obligations	931,975	1,242,346
Deferred revenue	9,861	9,530
Current portion of contingent consideration	688	688
Current maturities of lease obligations under finance leases	559	670
Current maturities of lease obligations under operating leases	1,283	1,048
Current maturities of long-term debt	4,800	4,800
Total current liabilities	1,016,163	1,332,306
Long-term liabilities
Deferred revenue, less current	19,494	20,350
Contingent consideration, less current portion	70	70
Obligations under finance leases, less current maturities	61,304	61,172
Obligations under operating leases, less current maturities	5,710	3,448
Long-term debt	121,366	119,880
Other long-term liabilities	2,630	6,022
Total liabilities	1,226,737	1,543,248
Commitments and contingencies
Stockholders' equity
Preferred stock, $0.001 par value; 50,000,000 shares authorized, no shares issued and outstanding as of March 31, 2022 and December 31, 2021	-	-
Common stock, $0.001 par value; 1,600,000,000 shares authorized as of March 31, 2022 and December 31, 2021; 197,626,663 and 196,804,844 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively	198	197
Additional paid-in capital	1,602,372	1,594,780
Accumulated deficit	(897,698)	(871,922)
Total stockholders' equity	704,872	723,055
Total liabilities and stockholders' equity	$1,931,609	$2,266,303

AvidXchange Holdings, Inc.

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended March 31,
	2022	2021
Cash flows from operating activities
Net loss	$(25,147)	$(70,026)
Adjustments to reconcile net loss to net cash used by operating activities
Depreciation and amortization expense	7,718	7,077
Amortization of deferred financing costs	339	339
Provision for doubtful accounts	1,073	15
Stock-based compensation	6,791	847
Accrued interest	599	280
Loss on fixed asset disposal	26	-
Noncash expense on contract modification - related party	-	50,000
Amortization of investments held to maturity	(60)	-
Fair value adjustment to derivative instrument	-	(946)
Deferred income taxes	54	54
Changes in operating assets and liabilities
Accounts receivable	(3,537)	537
Prepaid expenses and other current assets	(3,601)	(1,884)
Other noncurrent assets	(59)	(2,851)
Deferred customer origination costs	773	(366)
Accounts payable	(872)	(9,095)
Deferred revenue	(525)	449
Accrued expenses and other liabilities	(8,835)	5,897
Operating lease liabilities	(51)	(271)
Total adjustments	(167)	50,082
Net cash used in operating activities	(25,314)	(19,944)
Cash flows from investing activities
Purchase of short-term investments held to maturity	(228,595)	-
Purchases of equipment	(967)	(52)
Purchases of land	(767)	-
Purchases of intangible assets	(11,309)	(3,907)
Supplier advances, net	(2,048)	(139)
Net cash used in investing activities	(243,686)	(4,098)
Cash flows from financing activities
Proceeds from the issuance of long-term debt	1,170	1,131
Principal payments on finance leases	(237)	(309)
Proceeds from issuance of common stock	173	540
Payment service obligations	(310,371)	387,431
Net cash (used in) provided by financing activities	(309,265)	388,793
Net (decrease) increase in cash, cash equivalents, and restricted funds held for customers	(578,265)	364,751
Cash, cash equivalents, and restricted funds held for customers
Cash, cash equivalents, and restricted funds held for customers, beginning of year	1,805,163	390,078
Cash, cash equivalents, and restricted funds held for customers, end of period	$1,226,898	$754,829
Supplementary information of noncash investing and financing activities
Right-of-use assets obtained in exchange for new finance lease obligations	$57	$154
Right-of-use assets obtained in exchange for new operating lease obligations	2,831	-
Property and equipment purchases in accounts payable and accrued expenses	4	9
Interest paid on notes payable	2,612	2,571
Interest paid on finance leases	1,421	1,836

AvidXchange Holdings, Inc.

Unaudited Reconciliation of GAAP to Non-GAAP Measures

(in thousands)

	Three Months Ended March 31,
	2022	2021
Reconciliation from Revenue to Non-GAAP Gross Profit and Non-GAAP Gross Margin:
Total revenues	$71,203	$55,214
Expenses:
Cost of revenues (exclusive of depreciation and amortization expense)	(27,807)	(22,540)
Depreciation and amortization expense	(4,306)	(4,524)
GAAP Gross profit	$39,090	$28,150
Adjustments:
Stock-based compensation expense	959	56
Depreciation and amortization expense	4,306	4,524
Non-GAAP gross profit	$44,355	$32,730
GAAP Gross margin	54.9%	51.0%
Non-GAAP gross margin	62.3%	59.3%

Reconciliation from Net Loss to Non-GAAP Net Loss:
Net loss	$(25,147)	$(70,026)
Amortization of acquired intangible assets	3,593	2,753
Provision for income taxes	69	68
Stock-based compensation expense	6,791	847
Transaction and acquisition-related costs	204	1,610
Change in fair value of derivative instrument	-	(946)
Non-recurring items not indicative of ongoing operations	8	50,025
Total net adjustments	10,665	54,357
Non-GAAP net loss	$(14,482)	$(15,669)

Reconciliation from Net Loss to Adjusted EBITDA:
Net loss	$(25,147)	$(70,026)
Depreciation and amortization	7,718	7,077
Interest income	(220)	(132)
Interest expense	4,977	5,025
Provision for income taxes	69	68
Stock-based compensation expense	6,791	847
Transaction and acquisition-related costs	204	1,610
Change in fair value of derivative instrument	-	(946)
Non-recurring items not indicative of ongoing operations	8	50,025
Adjusted EBITDA	$(5,600)	$(6,452)